                                                                    EXHIBIT 99.B

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q for the period ending September 30, 2002, of El Paso Natural Gas Company (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Greg G. Gruber, Senior Vice President, Chief Financial Officer and Treasurer, certify (i) that the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and
(ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                              /s/ Greg G. Gruber
                                              ----------------------------------
                                              Greg G. Gruber
                                              Senior Vice President,
                                              Chief Financial Officer
                                              and Treasurer
                                              (Principal Financial Officer)

                                              November 14, 2002